SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2003

ANTEX BIOLOGICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20988	52-1563899
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

300 Professional Drive
Gaithersburg, Maryland 20879
(Address of Principal Executive Offices) (Zip Code)

(301) 590-0129
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On March 17, 2003, Antex Biologics Inc. (the “Company”) announced that it had entered into a Discretionary Loan, Security and Pledge Agreement with Bioport Corporation (“Bioport”), for the purpose of providing the Company working capital in anticipation of the sale of substantially all the Company’s assets to, or a merger with, Bioport (the “Transaction”). The loan was arranged pursuant to, and the Transaction is more fully described in, a non-binding Letter of Intent between the parties.

A copy of the Discretionary Loan, Security and Pledge Agreement, the Letter of Intent and the Company’s press release are furnished herewith as Exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Antex Biologics Inc. Press Release
99.2	Letter of Intent
99.3	Discretionary Loan, Security and Pledge Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTEX BIOLOGICS INC.
(Registrant)

By:	/s/ Jeffrey V. Pirone

Jeffrey V. Pirone
Executive Vice President and Chief Financial Officer

Date:	March 17, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Antex Biologics Inc. Press Release
99.2	Letter of Intent
99.3	Discretionary Loan, Security and Pledge Agreement